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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 11, 1996


                       Advanta Mortgage Loan Trust 1996-3
             (Exact name of registrant as specified in its charter)



       New York                        33-99510             Application Pending
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
    of Incorporation)                 File Number)          Identification No.)



c/o Advanta Mortgage Conduit                                       92127
       Services, Inc.                                           (Zip Code)
 Attention: Milton Riseman
 16875 West Bernardo Drive
  San Diego, California
  (Address of Principal
   Executive Offices)



        Registrant's telephone number, including area code (619) 674-1800


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          (Former name or former address, if changed since last report)



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         Item 5.  Other Events

                  In connection with the offering of Advanta Mortgage Loan Trust 1996-3 Mortgage Loan Asset-Backed Certificates, Series 1996-3, described in a Prospectus Supplement dated as of Sepetember 11, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       ADVANTA MORTGAGE LOAN TRUST 1996-3

                       By:     Advanta Mortgage Conduit Services,
                               Inc., as Sponsor


                               By: S/ Mark Casale
                                   -------------------------------------------
                                   Name: Mark Casale
                                   Title: Vice-President



Dated:  September 11, 1996




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                                  EXHIBIT INDEX



Exhibit No.                   Description                               Page No.
- -----------                   -----------                               --------
99.1                          Related Computational                        5
                              Materials (as defined
                              in Item 5 above).




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                                                                    EXHIBIT 99.1